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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         December 1, 2004
                                                 -------------------------------



                            NOBLE INTERNATIONAL, LTD.
                            -------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                              001-13581                                38-3139487
----------------------------          ------------------------            ---------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer Identification No.)
of incorporation)



                     28213 Van Dyke Avenue, Warren, MI 48093
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (586) 751-5600
                                                         ----------------




         (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits.  The following exhibit is being furnished herewith:

               99. Noble International, Ltd. press release, dated December 1, 2004.


ITEM 7.01 REGULATION FD DISCLOSURE (information furnished in this Item 9 is furnished under Item 12).

        On December 1, 2004, Noble International, Ltd. issued a press release announcing its quarterly dividend of $0.10 per share of Noble International, Ltd. common stock to be paid December 31, 2004 to stockholders of record December 14, 2004. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K. The information contained in this Item 9 of this Current Report on Form 8-K of Noble International, Ltd is being furnished pursuant to "Item 9. Regulation FD Disclosure" of Form 8-K.





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                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NOBLE INTERNATIONAL, LTD.,
                                               a Delaware corporation
                                               (Registrant)


Date: December 2, 2004                         By:     /s/ Michael C. Azar
                                                  -----------------------------
                                                  Michael C. Azar
                                                  Secretary and General Counsel


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                                 EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT
-----------                 ----------------------
99.                         Noble International, Ltd. press release, dated
                            December 1, 2004.